UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 18, 2006
BANK MUTUAL CORPORATION

(Exact name of registrant as specified in its charter)

United States	000-31207	39-2004336

(State or other jurisdiction of incorporation)	(Commission File Number	(I.R.S. Employer Identification No.)

4949 West Brown Deer Road, Milwaukee, Wisconsin	53223

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(414) 354-1500
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
SIGNATURES
Press Release

Item 2.02. Results of Operations and Financial Condition.
On January 18, 2006, Bank Mutual Corporation announced its results for the fourth quarter of fiscal 2005, ended December 31, 2005, and for the full fiscal year then ended. A copy of Bank Mutual’s related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2006		BANK MUTUAL CORPORATION (Registrant)

	By:	/s/ Rick B. Colberg Rick B. Colberg
Chief Financial Officer

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